Consolidated Statements of Comprehensive Income (Loss) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2023	Mar. 31, 2022	Mar. 31, 2021
Comprehensive income:
Net earnings	$ 33,138	$ 51,007	$ 126,100
Change in pension and postretirement benefits, net of tax expense (benefit) of $1,999, ($2,423) and $19,528, respectively	5,980	(7,401)	60,153
Total	$ 39,118	$ 43,606	$ 186,253